UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Name and address of agent for service)

(424) 237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a)

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Discovery Fund
Jacob Forward ETF

Annual Report
August 31, 2022

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Discovery Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Forward ETF is an exchange traded fund with the primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdowns	4
Fund Performance	8
Schedules of Investments	15
Statements of Assets and Liabilities	25
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	33
Notes to the Financial Statements	40
Report of Independent Registered Public
Accounting Firm	57
Additional Information on Fund Expenses	58
Voting Results of Special
Meeting of Shareholders	61
Additional Information	62

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited)

Dear Fellow Investors,

The past fiscal year began with the hope COVID-related distortions that plagued the economy would be worked out in relatively short order. It quickly became clear that dealing with the aftershocks of the pandemic would entail a much longer process few anticipated. The tragic and unfortunate development of Russia’s invasion of Ukraine midway through the year exacerbated the tremendous amount of uncertainty and volatility already in many global markets. Adding to this, with inflation statistics remaining stubbornly high and the labor market still very tight, the Fed responded with an even more strident message that they intended to raise rates at an even faster pace. Not surprisingly, this prospect resulted in stock and bond market declines to even lower depths, with many investor sentiment indicators dropping to multi-decade lows.

As for the funds, the fiscal period has obviously been very challenging as well, but we’re confident that the underperformance versus our benchmarks has been mainly the result of macro conditions rather than fundamental issues with our portfolio holdings. While we do expect this higher-than-usual volatility to continue, we are still weighted more toward smaller growth opportunities that have suffered the most extreme declines as investors greatly reduced their risk exposure. While the risk-off pendulum may swing from one extreme to the other before settling down, we believe that ultimately higher stock prices will prove to be justified for those companies able to deliver strong revenue growth and earnings leverage. Hopefully, in the not-too-distant future, many of these broader global concerns will subside – including a peaceful resolution to the Ukrainian conflict – and we will see a return to valuations that better reflect a more optimistic economic outlook.

Jacob Internet Fund

The Jacob Internet Fund – Institutional Class was down 49.00% for the fiscal period ended August 31, 2022, while the NASDAQ Composite Index declined 24.07%. The significant declines in smaller technology stocks as the market weakened had the greatest impact on our negative performance versus our benchmarks and peers.

The three worst-performing names in the period were all relatively small positions, WM Technology, Inc., Leju Holdings Ltd. and Porch Group, Inc., each down 81%, 85% and 89%, respectively. WM Technology, Inc. has struggled alongside most cannabis-related names as stalled progress with federal legalization and a thriving illicit market impacts the industry. We see brighter days ahead as more states come online, and the industry continues to consolidate. Leju Holdings Ltd. has declined alongside most Chinese names as a zero-COVID policy has severely impacted their economy with the real estate market suffering as well. Porch Group, Inc. has been the subject of a few short reports questioning its model and business practices, which we believe are unfounded, and we are still comfortable that they are still executing their strategy to offer valuable home-related services to consumers. Long-time and larger holdings, such as Twilio, Inc., OptimizeRx Corp. and Block, Inc. (formerly Square, Inc.), were down over 70% in the period, which had a negative impact on performance. While these companies had some modest execution issues and encountered some macroeconomic headwinds, we believe the majority of these declines were largely due to the broad risk-off based reduction in valuations among higher-priced tech companies discussed earlier in this letter.

Bright spots in the fiscal period included a couple of chip companies – Impinj, Inc.and Transphorm, Inc. – that managed to post positive returns of 53% and 28%, respectively. Both of these companies serve exciting fast-growing chip markets such as fast-charging adapters and RFID readers and tags that are becoming ubiquitous in many different sectors. Given the rampant supply chain issues among hardware companies, our holdings have adeptly managed the challenges and continue to deliver impressive results.

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund – Institutional Class was down 53.74% through August 31, 2022, while the Russell 2000 Growth Index declined 25.26%. As with Jacob Internet Fund, there were only a few holdings that managed positive returns in the period. Most of our worst-performing holdings were in the healthcare sector, which due to their more speculative characteristics, which often includes long timelines to product commercialization, fared poorly as recent market declines deepened.

Thankfully, aside from Porch Group, Inc., many of the Fund’s holdings that most negatively affected our performance were lighter-weighted healthcare names. Our worst-performing biotech holding, down over 87% in the period, was Precision BioSciences, Inc.

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

This weakness came in spite of the company recently signing a large collaboration deal with Novartis to utilize their ARCUS platform to insert genes to treat sickle cell disease and other blood disorders. Unfortunately, this was indicative of the weakness across smaller early-stage companies that need additional capital to advance their various clinical trials. DermTech, Inc., down over 85% in the period, has had a heavy lift in convincing dermatologists to consider using their new genetic cancer-diagnosing adhesive stickers as part of their practices. While taking longer than we expected, we still believe that clearer reimbursement coverage and easy applicability should lead to broader adoption over time. NeuBase Therapeutics, Inc., another very early-stage biotech name, and WM Technology, Inc., rounded out the weakest performers in the fiscal period.

Besides Impinj, Inc. also being a large holding in this fund, there was only one additional name that was positive in the fiscal period. Krystal Biotech, Inc., up 21% in the period, benefited from positive results in a final clinical trial for Dystrophic Epidermolysis Bullosa (DEB), a rare skin disease. With approval likely before the end of the year, and promising studies for additional aesthetic uses, this redosable gene therapy has potential in many more indications.

Jacob Discovery Fund

The Jacob Discovery Fund – Institutional Class was down 45.51% for the fiscal period ended August 31, 2022, while the Russell Microcap Growth Index declined 33.98%. The past fiscal year has not provided a favorable investment backdrop for small growth holdings, to say the least, and as a rule, the smaller you were, the harder your stock was hit (notice the 33.98% drop in the Russell Microcap Growth Index vs. the 25.26% drop in the broader Russell 2000 Growth Index).

Microcap biotech and healthcare names may have been the hardest hit of all, and it’s not a surprise that some of our weakest names, including three of our five worst-performing, were in this area: Precision BioSciences, Inc., DermTech, Inc., and NeuBase Therapeutics, Inc., down 87%, 85% and 85%, respectively. These are all very different companies at different stages of development, but like most microcap biotech and healthcare names, all of them are still burning cash and expected to be unprofitable for some time, which is a problem in a risk-averse market with rising interest rates. We still have confidence in the science and long-term prospects for these names and are generally holding onto our small positions in each. While we believe the extreme weakness in many of our names will lead to higher returns in the future, we have continued to be very gradual in adding to any positions that are likely to require fresh financings in the next 6-12 months.

It wasn’t all negative for the Fund during the fiscal period. Our best-performing name was a recruiting firm called Hudson Global, Inc., up over 105%, which benefited from strong leadership, smart acquisitions and a very healthy labor market in which finding talent was a big challenge – if not the biggest – facing corporations throughout the global economy. Although Hudson Global, Inc. was trading at a negative enterprise value when we first invested in the stock, the company still trades at a reasonable multiple given solid growth prospects. The portfolio also benefitted from positive returns in Impinj, Inc., Transphorm, Inc. and Krystal Biotech, Inc., each up over 53%, 27% and 21%, respectively.

We continue to focus our resources on the names that enjoy long-term secular tailwinds and/or impressive proprietary technology that give them the best likelihood of growing through economic uncertainty. This includes trying our best to find interesting and underappreciated growth opportunities that are being overlooked by much of traditional institutional Wall Street.

Jacob Forward ETF

The Jacob Forward ETF at market price was down 55.59% for the fiscal period ended August 31, 2022, while the S&P 500 Index declined 11.23%. Not surprisingly, a large-cap index like the S&P 500 held up much better during the significant market decline in the fiscal period, benefitting from being diversified across many disparate sectors.

As the Jacob Forward ETF incorporates many of the same top holdings as our other three strategies, the best- and worst-performing positions were very similar to the abovementioned holdings. WM Technology, Inc., DermTech, Inc. and Porch Group, Inc. had the biggest declines in the period, down 81%, 85% and 89%, respectively. Impinj, Inc. and Krystal Biotech, Inc. were the only holdings with positive returns in the period, up 53% and 21%, respectively. Please refer to the earlier commentary for a more detailed explanation on each.

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders. Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the internet area, particularly with respect to smaller capitalized companies and the high volatility of internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedules of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2022
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2022
(as a percentage of total investments)
(Unaudited)

JACOB DISCOVERY FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2022
(as a percentage of total investments)
(Unaudited)

JACOB FORWARD ETF
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2022
(as a percentage of total investments)
(Unaudited)

Fund Performance
Comparison of $100,000 Investment in
Jacob Internet Fund Institutional Class vs. Indices (Unaudited)

Cumulative Total Returns
through August 31, 2022
Since Inception
Jacob Internet Fund Institutional Class	-49.00%
S&P 500® Index	-16.14%
NASDAQ Composite Index	-24.07%
NASDAQ Internet Index	-40.19%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on December 31, 2021 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Internet Fund Investor Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Five Year	Ten Year
Jacob Internet Fund Investor Class	-53.13%	10.84%	13.25%
S&P 500® Index	-11.23%	11.82%	13.08%
NASDAQ Composite Index	-21.99%	13.98%	15.68%
NASDAQ Internet Index	-49.43%	3.90%	13.08%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The NASDAQ Internet Index (QNET) is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Five Year	Since Inception
Jacob Small Cap Growth Fund Institutional Class	-53.74%	5.26%	6.55%
Russell 2000 Growth Index	-25.26%	6.69%	10.71%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Five Year	Ten Year
Jacob Small Cap Growth Fund Investor Class	-53.90%	4.96%	5.38%
Russell 2000 Growth Index	-25.26%	6.69%	10.16%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

Fund Performance
Comparison of $100,000 Investment in
Jacob Discovery Fund Institutional Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Five Year	Since Inception*
Jacob Discovery Fund Institutional Class	-45.51%	18.79%	10.18%
Russell Microcap Growth Index	-33.98%	3.98%	7.86%
Russell 2000 Growth Index	-25.26%	6.69%	10.00%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $100,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________
*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  The Jacob Micro Cap Growth Fund changed its name to the Jacob Discovery Fund on December 31, 2020. In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.

Fund Performance
Comparison of $10,000 Investment in
Jacob Discovery Fund Investor Class vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Five Year	Since Inception*
Jacob Discovery Fund Investor Class	-45.66%	18.51%	9.88%
Russell Microcap Growth Index	-33.98%	3.98%	7.86%
Russell 2000 Growth Index	-25.26%	6.69%	10.00%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The returns of the indices are not reduced by any fees or operating expenses.  An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________
*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  The Jacob Micro Cap Growth Fund changed its name to the Jacob Discovery Fund on December 31, 2020.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.

Fund Performance
Comparison of $10,000 Investment in
Jacob Forward ETF vs. S&P 500® Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2022
	One Year	Since Inception
Jacob Forward ETF
NAV Return	-55.75%	-49.25%
Market Price Return	-55.59%	-49.15%
S&P 500® Index	-11.23%	-7.03%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses. An investor cannot invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on July 13, 2021 (commencement of operations) and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, if any, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than the original cost.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2022

Shares				Value
	COMMON STOCKS		99.6%
	Business Services	12.4%
650,000	comScore, Inc.*			$1,417,000
206,975	OptimizeRx Corp.*			3,284,693
93,675	Zillow Group, Inc.—Class C*			3,134,365
				7,836,058
	Calculating & Accounting
	Machines (No Electronic Computers)	3.4%
336,000	Cantaloupe, Inc.*			2,140,320
	Catalog & Mail-Order Houses	2.8%
7,900	Alibaba Group Holding Ltd.—ADR*^			753,739
95,800	Poshmark, Inc.—Class A*			1,036,556
				1,790,295
	Communications Equipment	2.2%
430,740	Powerfleet, Inc.*			1,374,061
	Computer Communications Equipment	6.3%
654,600	Lantronix, Inc.*			3,966,876
	Computer Peripheral Equipment	13.1%
242,726	Identiv, Inc.*			3,621,472
482,911	Immersion Corp.*			2,878,149
19,800	Impinj, Inc.*			1,767,744
				8,267,365
	Computer Programming Services	6.1%
78,000	Doximity, Inc.—Class A*			2,588,820
36,000	HashiCorp, Inc.—Class A*			1,272,600
				3,861,420
	Computer Programming, Data Processing, Etc.	7.6%
12,400	MongoDB, Inc.*			4,003,464
259,000	Nextdoor Holdings, Inc.*			823,620
				4,827,084
	Electric Services	1.4%
157,817	Transphorm, Inc.*			875,884
	Miscellaneous Amusement & Recreation	3.1%
123,000	DraftKings, Inc.—Class A*			1,975,380
	Nonstore Retailers	2.8%
463,400	Rover Group, Inc.*			1,765,554

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares				Value
	COMMON STOCKS—(Continued)		99.6%
	Patent Owners & Lessors	5.2%
177,946	Digital Turbine, Inc.*			$3,286,663
	Personal Services	1.3%
23,600	Yelp, Inc.*			806,412
	Prepackaged Software	24.3%
41,000	Block, Inc.*			2,825,310
49,700	Cloudflare, Inc.—Class A*			3,109,729
437,294	Cvent Holding Corp.*			2,212,708
228,543	Inspired Entertainment, Inc.*			2,392,845
546,400	Porch Group, Inc.*			1,174,760
37,600	Twilio, Inc.—Class A*			2,616,208
403,000	WM Technology, Inc.*			1,055,860
				15,387,420
	Real Estate	0.2%
58,468	Leju Holdings Ltd.—ADR*^			132,138
	Semiconductors & Related Devices	0.9%
45,000	Atomera, Inc.*			581,850
	State Commercial Banks	6.5%
45,125	Silvergate Capital Corp.—Class A*			4,111,790
	TOTAL COMMON STOCKS (Cost $69,199,850)			62,986,570
	TOTAL INVESTMENTS (Cost $69,199,850)—99.6%			62,986,570
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.4%			242,729
	TOTAL NET ASSETS—100.0%			$63,229,299

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2022

Shares				Value
	COMMON STOCKS		99.3%
	Biological Products (No Diagnostic Substances)	8.4%
3,121	Aerie Pharmaceuticals, Inc.*			$47,127
2,600	Beam Therapeutics, Inc.*			141,960
1,800	CRISPR Therapeutics AG*^			117,162
1,172	Krystal Biotech, Inc.*			82,169
90,712	Precision BioSciences, Inc.*			146,046
4,500	Twist Bioscience Corp.*			180,540
				715,004
	Business Services	4.8%
26,035	OptimizeRx Corp.*			413,175
	Calculating & Accounting
	Machines (No Electronic Computers)	3.2%
43,269	Cantaloupe, Inc.*			275,624
	Catalog & Mail-Order Houses	1.4%
11,200	Poshmark, Inc.—Class A*			121,184
	Computer Peripheral Equipment	6.8%
59,391	Immersion Corp.*			353,970
2,544	Impinj, Inc.*			227,128
				581,098
	Computer Programming Services	5.7%
9,900	Doximity, Inc.—Class A*			328,581
4,400	HashiCorp, Inc.—Class A*			155,540
				484,121
	Computer Programming, Data Processing, Etc.	1.0%
28,000	Nextdoor Holdings, Inc.*			89,040
	Eating Places	1.8%
6,000	BJ’s Restaurants, Inc.*			150,480
	Family Clothing Stores	2.9%
21,669	American Eagle Outfitters, Inc.			243,993
	Industrial Organic Chemicals	7.0%
105,751	Amyris, Inc.*			310,908
40,746	Codexis, Inc.*			285,630
				596,538

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares				Value
	COMMON STOCKS—(Continued)		99.3%
	Medical Laboratories	3.8%
12,817	CareDx, Inc.*			$251,085
13,512	DermTech, Inc.*			75,127
				326,212
	Miscellaneous Amusement & Recreation	2.7%
14,400	DraftKings, Inc.—Class A*			231,264
	Nonstore Retailers	2.6%
59,000	Rover Group, Inc.*			224,790
	Patent Owners & Lessors	4.7%
21,947	Digital Turbine, Inc.*			405,361
	Personal Services	1.2%
2,868	Yelp, Inc.*			98,000
	Pharmaceutical Preparations	18.7%
15,273	Akouos, Inc.*			51,165
2,654	Apellis Pharmaceuticals, Inc.*			160,593
40,000	Arbutus Biopharma Corp.*			88,800
3,230	Arcturus Therapeutics Holdings, Inc.*			45,349
41,628	Harrow Health, Inc.*			374,236
95,197	Heron Therapeutics, Inc.*			389,356
23,349	Ideaya Biosciences, Inc.*			229,521
151,024	NeuBase Therapeutics, Inc.*			91,460
6,000	Schrodinger, Inc.*			164,640
				1,595,120
	Prepackaged Software	9.6%
54,283	Cvent Holding Corp.*			274,672
27,092	Inspired Entertainment, Inc.*			283,653
64,489	Porch Group, Inc.*			138,651
48,403	WM Technology, Inc.*			126,816
				823,792
	State Commercial Banks	6.1%
5,732	Silvergate Capital Corp.—Class A*			522,300
	Surgical & Medical Instruments & Apparatus	6.9%
78,063	Alphatec Holdings, Inc.*			592,498
	TOTAL COMMON STOCKS (Cost $9,589,040)			8,489,594

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares			Value
	MONEY MARKET FUND	0.4%
31,547	First American Government Obligations Fund—Class X, 2.04%(a)		$31,547
	TOTAL MONEY MARKET FUND (Cost $31,547)		31,547
	TOTAL INVESTMENTS (Cost $9,620,587)—99.7%		8,521,141
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.3%		23,774
	TOTAL NET ASSETS—100.0%		$8,544,915

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+)
August 31, 2022

Shares				Value
	COMMON STOCKS		99.4%
	Advertising	0.7%
294,500	IZEA Worldwide, Inc.*			$251,591
	Biological Products (No Diagnostic Substances)	4.9%
73,680	Aerie Pharmaceuticals, Inc.*			1,112,568
211,500	IMV, Inc.*^			148,050
2,000	Krystal Biotech, Inc.*			140,220
196,600	Precision BioSciences, Inc.*			316,526
				1,717,364
	Business Services	5.3%
445,000	comScore, Inc.*			970,100
56,914	OptimizeRx Corp.*			903,225
				1,873,325
	Calculating & Accounting
	Machines (No Electronic Computers)	3.3%
183,740	Cantaloupe, Inc.*			1,170,424
	Communications Equipment	2.4%
265,139	Powerfleet, Inc.*			845,793
	Computer Communications Equipment	6.7%
388,979	Lantronix, Inc.*			2,357,213
	Computer Peripheral Equipment	11.8%
132,200	Identiv, Inc.*			1,972,424
228,757	Immersion Corp.*			1,363,392
9,060	Impinj, Inc.*			808,877
				4,144,693
	Computer Processing & Data Preparation	3.5%
202,562	Park City Group, Inc.*			1,223,474
	Computer Programming Services	0.3%
346,500	Scout Gaming Group AB (SEK)*			120,177
	Computer Programming, Data Processing, Etc.	0.5%
50,000	Nextdoor Holdings, Inc.*			159,000
	Electric Services	1.5%
93,127	Transphorm, Inc.*			516,855
	Functions Related to Depository Banking	1.8%
359,000	Usio, Inc.*			621,070

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares				Value
	COMMON STOCKS—(Continued)		99.4%
	Games, Toys & Children’s Vehicles (No Dolls & Bicycles)	0.3%
310,000	BIGG Digital Assets, Inc.*^			$96,038
	Gold and Silver Ores	1.7%
1,035,000	Solitario Zinc Corp.*			595,125
	Help Supply Services	6.0%
59,778	Hudson Global, Inc.*			2,108,968
	Industrial Organic Chemicals	2.5%
126,405	Codexis, Inc.*			886,099
	Medical Laboratories	3.4%
98,049	Celcuity, Inc.*			916,758
48,800	DermTech, Inc.*			271,328
				1,188,086
	Metal Mining	1.4%
377,500	Western Copper & Gold Corp.*^			486,975
	Mining & Quarrying of Nonmetallic Mineral (No Fuels)	1.1%
576,000	Azimut Exploration, Inc.*^			387,360
	Miscellaneous Metal Ores	5.4%
783,200	Thunderbird Entertainment Group, Inc.*^			1,903,176
	Nonstore Retailers	1.1%
102,400	Rover Group, Inc.*			390,144
	Pharmaceutical Preparations	17.0%
63,000	Akouos, Inc.*			211,050
180,000	Arbutus Biopharma Corp.*			399,600
16,160	Arcturus Therapeutics Holdings, Inc.*			226,886
12,000	Athersys, Inc.*			33,000
324,000	Columbia Care, Inc.*			690,120
238,500	DiaMedica Therapeutics, Inc.*			422,145
181,911	Harrow Health, Inc.*			1,635,380
102,000	Heron Therapeutics, Inc.*			417,180
40,800	Ideaya Biosciences, Inc.*			401,064
319,500	NeuBase Therapeutics, Inc.*			193,489
87,928	Omeros Corp.*			354,350
116,095	Tela Bio, Inc.*			981,003
				5,965,267
	Prepackaged Software	6.4%
120,336	Inspired Entertainment, Inc.*			1,259,918

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares				Value
	COMMON STOCKS—(Continued)		99.4%
	Prepackaged Software—(Continued)	6.4%
162,800	Porch Group, Inc.*			$350,020
267,030	Qumu Corp.*			174,691
178,000	WM Technology, Inc.*			466,360
				2,250,989
	Real Estate	0.2%
36,077	Leju Holdings Ltd.—ADR*^			81,534
	Semiconductors and Related Devices	1.1%
30,000	Atomera, Inc.*			387,900
	State Commercial Banks	2.6%
145,000	BM Technologies, Inc.*			916,400
	Surgical & Medical Instruments & Apparatus	6.5%
225,200	Alphatec Holdings, Inc.*			1,709,268
203,000	CytoSorbents Corp.*			385,700
67,819	iCAD, Inc.*			204,135
				2,299,103
	TOTAL COMMON STOCKS (Cost $49,524,933)			34,944,143

	PREFERRED STOCKS	0.1%
	Advertising Agencies	0.1%
368,541	SRAX, Inc.*			44,520
	TOTAL PREFERRED STOCKS (Cost $18,017)			44,520

	MONEY MARKET FUND	0.1%
33,170	First American Government Obligations Fund—Class X, 2.04%(a)			33,170
	TOTAL MONEY MARKET FUND (Cost $33,170)			33,170
	TOTAL INVESTMENTS (Cost $49,576,120)—99.6%			35,021,833
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.4%			149,651
	TOTAL NET ASSETS—100.0%			$35,171,484

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(SEK)	Security denominated in Swedish Krona. Value translated into U.S. Dollars.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+)
August 31, 2022

Shares				Value
	COMMON STOCKS		99.8%
	Biological Products (No Diagnostic Substances)	7.9%
1,800	Aerie Pharmaceuticals, Inc.*			$27,180
1,237	Beam Therapeutics, Inc.*			67,540
842	CRISPR Therapeutics AG*^			54,806
590	Krystal Biotech, Inc.*			41,365
1,982	Twist Bioscience Corp.*			79,518
				270,409
	Business Services	9.3%
10,035	OptimizeRx Corp.*			159,255
4,725	Zillow Group, Inc.—Class C*			158,099
				317,354
	Catalog & Mail-Order Houses	2.4%
395	Alibaba Group Holding Ltd.—ADR*^			37,687
4,234	Poshmark, Inc.—Class A*			45,812
				83,499
	Computer Peripheral Equipment	2.4%
932	Impinj, Inc.*			83,209
	Computer Programming Services	5.6%
3,915	Doximity, Inc.—Class A*			129,939
1,720	HashiCorp, Inc.—Class A*			60,802
				190,741
	Computer Programming, Data Processing, Etc.	6.8%
609	MongoDB, Inc.*			196,622
11,418	Nextdoor Holdings, Inc.*			36,309
				232,931
	Industrial Organic Chemicals	7.9%
47,873	Amyris, Inc.*			140,746
18,362	Codexis, Inc.*			128,718
				269,464
	Medical Laboratories	4.2%
5,604	CareDx, Inc.*			109,782
5,991	DermTech, Inc.*			33,310
				143,092
	Miscellaneous Amusement & Recreation	2.4%
5,144	DraftKings, Inc.—Class A*			82,613

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
August 31, 2022

Shares				Value
	COMMON STOCKS—(Continued)		99.8%
	Nonstore Retailers	2.4%
21,878	Rover Group, Inc.*			$83,355
	Patent Owners & Lessors	4.5%
8,254	Digital Turbine, Inc.*			152,451
	Pharmaceutical Preparations	12.8%
1,200	Apellis Pharmaceuticals, Inc.*			72,612
1,526	Arcturus Therapeutics Holdings, Inc.*			21,425
42,149	Heron Therapeutics, Inc.*			172,390
10,120	Ideaya Biosciences, Inc.*			99,480
2,651	Schrodinger, Inc.*			72,744
				438,651
	Prepackaged Software	18.1%
1,906	Block, Inc.*			131,341
2,446	Cloudflare, Inc.—Class A*			153,046
21,233	Cvent Holding Corp.*			107,439
25,010	Porch Group, Inc.*			53,772
1,720	Twilio, Inc.—Class A*			119,678
19,586	WM Technology, Inc.*			51,315
				616,591
	State Commercial Banks	5.7%
2,126	Silvergate Capital Corp.—Class A*			193,721
	Surgical & Medical Instruments & Apparatus	7.4%
33,107	Alphatec Holdings, Inc.*			251,282
	TOTAL COMMON STOCKS (Cost $6,129,800)			3,409,363

	MONEY MARKET FUND	0.2%
6,676	First American Government Obligations Fund—Class X, 2.04%(a)			6,676
	TOTAL MONEY MARKET FUND (Cost $6,676)			6,676
	TOTAL INVESTMENTS (Cost $6,136,476)—100.0%			3,416,039
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%			156
	TOTAL NET ASSETS—100.0%			$3,416,195

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2022

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Assets:
Investments, at value (cost $69,199,850, $9,620,587
and $49,576,120, respectively)	$62,986,570	$8,521,141	$35,021,833
Receivable for capital shares sold	7,798	21,000	8
Receivable for investments sold	490,326	76,807	393,767
Dividend and interest receivable	1,646	208	346
Due from adviser	—	2,058	—
Prepaid expenses and other assets	24,353	11,828	15,069
Total Assets	63,510,693	8,633,042	35,431,023

Liabilities:
Payable for securities purchased	—	41,602	87,268
Payable for capital shares repurchased	28,011	—	55,602
Payable for investment adviser fees	74,429	—	34,648
Payable to custodian	64,206	—	—
Payable for distribution and shareholder
servicing expenses – Investor Class (see Note 7)	14,845	781	4,895
Accrued accounting fees	6,675	5,785	6,082
Accrued administration fees	11,858	8,306	9,657
Accrued audit fees	16,000	16,000	16,000
Accrued directors fees	15,198	1,996	8,516
Accrued legal fees	12,506	1,532	7,431
Accrued transfer agent fees	28,733	9,619	23,105
Accrued expenses and other liabilities	8,933	2,506	6,335
Total Liabilities	281,394	88,127	259,539
Net Assets	$63,229,299	$8,544,915	$35,171,484

Net Assets Consist Of:
Capital stock	$73,136,787	$11,078,570	$64,787,805
Accumulated losses	(9,907,488)	(2,533,655)	(29,616,321)
Total Net Assets	$63,229,299	$8,544,915	$35,171,484

Institutional Class
Net Assets	$133,168	$5,057,362	$13,274,025
Shares outstanding(1)	27,505	292,510	542,313
Net asset value, redemption price and offering price per share(2)	$4.84	$17.29	$24.48

Investor Class
Net Assets	$63,096,131	$3,487,553	$21,897,459
Shares outstanding(1)	13,048,164	209,123	991,307
Net asset value, redemption price and offering price per share(2)	$4.84	$16.68	$22.09
_______________

(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
August 31, 2022

Jacob
Forward ETF
Assets:
Investments, at value (cost $6,136,476)	$3,416,039
Receivable for investments sold	32,046
Dividend and interest receivable	10
Total Assets	3,448,095

Liabilities:
Payable for securities purchased	30,280
Payable for investment adviser fees	1,620
Total Liabilities	31,900
Net Assets	$3,416,195

Net Assets Consist Of:
Capital stock	$7,336,049
Accumulated losses	(3,919,854)
Total Net Assets	$3,416,195

Net Asset Value
Net Assets	$3,416,195
Shares outstanding(1)	370,000
Net asset value, redemption price and offering price per share(2)	$9.23
_______________

(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares may be charged for a redemption fee by the Fund. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2022

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Investment Income:
Dividend income	$3,494	$11,916	$—
Interest income	3,066	300	2,057
Total Investment Income	6,560	12,216	2,057

Expenses:
Investment adviser fees	1,408,148	119,783	771,714
Foreign issuance fees	—	—	14,322 (1)
Distribution and shareholder servicing expenses – Investor Class (See Note 7)	393,985	23,204	173,844
Administration fees	119,967	54,160	76,240
Fund accounting fees	41,141	34,748	39,652
Transfer agent fees	193,340	62,671	154,909
Custody fees	20,264	9,879	18,109
Federal and state registration	48,859	41,243	61,455
Insurance expense	7,153	1,287	3,519
Audit fees	16,000	16,000	16,000
Legal fees	58,947	7,758	35,921
Printing and mailing of reports to shareholders	21,297	2,709	16,162
Directors’ fees	54,293	7,054	33,269
Miscellaneous expenses	4,627	3,576	4,075
Total Expenses	2,388,021	384,072	1,419,191
Expense Waiver (See Note 6)	—	(65,582)	—
Distribution and Shareholder Servicing Expense Waiver (See Note 7)	(112,567)	(6,630)	(49,670)
Net Expenses	2,275,454	311,860	1,369,521
Net Investment Loss	(2,268,894)	(299,644)	(1,367,464)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,592,203	(261,815)	(13,001,020)
Change in net unrealized appreciation (depreciation) on investments	(79,541,319)	(10,710,244)	(29,343,489)
Net realized and unrealized loss on investments	(76,949,116)	(10,972,059)	(42,344,509)
Net Decrease in Net Assets Resulting from Operations	$(79,218,010)	$(11,271,703)	$(43,711,973)
_______________

(1)	Net of $7,209 in dividend income.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF OPERATIONS (Continued)
For the Year Ended August 31, 2022

Jacob
Forward ETF
Investment Income:
Interest income	$23
Total Investment Income	23

Expenses:
Investment adviser fees	40,084
Net Expenses	40,084
Net Investment Loss	(40,061)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(1,096,451)
In-kind redemptions	73,770
Change in net unrealized appreciation (depreciation) on investments	(3,238,250)
Net realized and unrealized loss on investments	(4,260,931)
Net Decrease in Net Assets Resulting from Operations	$(4,300,992)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
Operations:
Net investment loss	$(2,268,894)	$(2,624,361)
Net realized gain on investment transactions	2,592,203	9,203,477
Change in net unrealized appreciation (depreciation) on investments	(79,541,319)	36,675,566
Net increase (decrease) in net assets resulting from operations	(79,218,010)	43,254,682

Distributions to Shareholders:
Investor Class	(4,453,876)	(11,729,504)
Net decrease in net assets resulting from distributions paid	(4,453,876)	(11,729,504)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	16,359,990	152,314,100
Proceeds from reinvestment of distribution	4,330,889	11,281,774
Cost of shares redeemed	(43,936,950)	(94,471,649)
Redemption fees	28,246	344,107
Net increase (decrease) in net assets resulting from capital share transactions	(23,217,825)	69,468,332

Net Increase (Decrease) in Net Assets	(106,889,711)	100,993,510
Net Assets:
Beginning of year	170,119,010	69,125,500
End of year	$63,229,299	$170,119,010

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
Operations:
Net investment loss	$(299,644)	$(447,851)
Net realized gain (loss) on investment transactions	(261,815)	4,687,489
Change in net unrealized appreciation (depreciation) on investments	(10,710,244)	3,681,505
Net increase (decrease) in net assets resulting from operations	(11,271,703)	7,921,143

Distributions to Shareholders:
Institutional Class	(1,585,241)	(1,415,462)
Investor Class	(1,165,724)	(840,006)
Net decrease in net assets resulting from distributions paid	(2,750,965)	(2,255,468)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	1,052,272	18,437,137
Proceeds from reinvestment of distribution	2,670,273	2,180,879
Cost of shares redeemed	(11,322,982)	(13,984,766)
Redemption fees	2,148	31,345
Net increase (decrease) in net assets resulting from capital share transactions	(7,598,289)	6,664,595

Net Increase (Decrease) in Net Assets	(21,620,957)	12,330,270
Net Assets:
Beginning of year	30,165,872	17,835,602
End of year	$8,544,915	$30,165,872

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
Operations:
Net investment loss	$(1,367,464)	$(1,165,303)
Net realized gain (loss) on investment transactions	(13,001,020)	6,164,507
Change in net unrealized appreciation (depreciation) on investments	(29,343,489)	7,788,815
Net increase (decrease) in net assets resulting from operations	(43,711,973)	12,788,019

Distributions to Shareholders:
Institutional Class	(585,464)	(1,111,442)
Investor Class	(1,576,154)	(671,891)
Net decrease in net assets resulting from distributions paid	(2,161,618)	(1,783,333)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	30,693,560	170,996,300
Proceeds from reinvestment of distribution	1,983,979	1,754,688
Cost of shares redeemed	(63,489,650)	(93,054,965)
Redemption fees	23,860	206,392
Other transaction(1)	—	3,570
Net increase (decrease) in net assets resulting from capital share transactions	(30,788,251)	79,905,985

Net Increase (Decrease) in Net Assets	(76,661,842)	90,910,671
Net Assets:
Beginning of year	111,833,326	20,922,655
End of year	$35,171,484	$111,833,326
_______________

(1)	Reimbursement from U.S. Bank Global Fund Services due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	August 31, 2022	August 31, 2021(1)
Operations:
Net investment loss	$(40,061)	$(5,539)
Net realized gain (loss) on:
Investments	(1,096,451)	(39,443)
In-kind redemptions	73,770	—
Change in net unrealized appreciation (depreciation) on investments	(3,238,250)	517,813
Net increase (decrease) in net assets resulting from operations	(4,300,992)	472,831

Distributions to Shareholders:
Net dividends and distributions to shareholders	(26,864)	—

Capital Share Transactions: (Note 3)
Proceeds from shares sold	1,203,095	7,063,390
Cost of shares redeemed	(997,390)	—
Transaction fees (Note 3)	43	2,082
Net increase in net assets resulting from capital share transactions	205,748	7,065,472

Net Increase (Decrease) in Net Assets	(4,122,108)	7,538,303
Net Assets:
Beginning of year	7,538,303	—
End of year	$3,416,195	$7,538,303
_______________

(1)	Commencement of investment operations on July 13, 2021.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout the period presented.

	Period Ended
	August 31, 2022(1)
Per Share Data:
Net asset value, beginning of period	$9.48

Loss from investment operations:
Net investment loss(2)	(0.08)
Net realized and unrealized loss on investment transactions	(4.56)
Total from investment operations	(4.64)
Paid in capital from redemption fees(3)	0.00	(4)
Net asset value, end of period	$4.84
Total return	-49.00	%(5)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$133
Ratio of operating expenses to average net assets(7)	1.99	%(6)
Ratio of net investment loss to average net assets(7)	(2.01	)%(6)
Portfolio turnover rate	42	%(5)
_______________

(1)	Commencement of investment operations on December 31, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)
For the period December 31, 2021 (inception date) through January 5, 2023, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.65%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$10.63	$7.18	$5.22	$5.40	$4.76

Income (loss) from investment operations:
Net investment loss(1)	(0.16)	(0.19)	(0.12)	(0.10)	(0.11)
Net realized and unrealized gain (loss)
on investment transactions	(5.34)	4.81	2.65	0.29	1.31
Total from investment operations	(5.50)	4.62	2.53	0.19	1.20
Less distributions from net realized gains	(0.29)	(1.19)	(0.57)	(0.37)	(0.56)
Paid in capital from redemption fees(2)	0.00 (3)	0.02	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$4.84	$10.63	$7.18	$5.22	$5.40
Total return	-53.13%	71.34%	55.45%	4.61%	28.12%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$63,096	$170,119	$69,126	$49,766	$51,240
Ratio of gross operating expenses
(prior to waivers) to average net assets	2.12%	2.03%	2.60%	2.42%	2.52%
Ratio of net operating expenses
(after waivers) to average net assets(4)	2.02%	1.93%	2.50%	2.32%	2.42%
Ratio of net investment loss
(prior to waivers) to average net assets	(2.11)%	(1.98)%	(2.52)%	(2.18)%	(2.26)%
Ratio of net investment loss
(after waivers) to average net assets(4)	(2.01)%	(1.88)%	(2.42)%	(2.08)%	(2.16)%
Portfolio turnover rate	42%	44%	52%	50%	46%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
For the period September 1, 2011 through January 5, 2023, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the ÒPlanÓ) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$43.52	$30.80	$23.91	$28.81	$18.52

Income (loss) from investment operations:
Net investment loss(1)	(0.52)	(0.68)	(0.42)	(0.39)	(0.34)
Net realized and unrealized gain (loss)
on investment transactions	(20.09)	18.37	7.98	(4.26)	10.63
Total from investment operations	(20.61)	17.69	7.56	(4.65)	10.29
Less distributions from net realized gains	(5.62)	(5.02)	(0.67)	(0.25)	—
Paid in capital from redemption fees(2)	0.00 (3)	0.05	0.00 (3)	—	0.00 (3)
Net asset value, end of year	$17.29	$43.52	$30.80	$23.91	$28.81
Total return	-53.74%	62.04%	32.23%	-16.17%	55.56%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$5,057	$12,782	$12,799	$10,825	$14,621
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.46%	1.84%	2.56%	2.22%	2.46%
Ratio of net operating expenses
(after waiver) to average net assets(4)	1.95%	1.74%	1.95%	1.95%	1.95%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.37)%	(1.80)%	(2.32)%	(1.81)%	(2.04)%
Ratio of net investment loss
(after waiver) to average net assets(4)	(1.86)%	(1.70)%	(1.71)%	(1.54)%	(1.53)%
Portfolio turnover rate	45%	71%	89%	88%	81%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2023, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$42.33	$30.14	$23.48	$28.36	$18.28

Income (loss) from investment operations:
Net investment loss(1)	(0.61)	(0.76)	(0.49)	(0.46)	(0.40)
Net realized and unrealized gain (loss)
on investment transactions	(19.42)	17.92	7.82	(4.19)	10.48
Total from investment operations	(20.03)	17.16	7.33	(4.65)	10.08
Less distributions from net realized gains	(5.62)	(5.02)	(0.67)	(0.25)	—
Paid in capital from redemption fees(2)	0.00 (3)	0.05	0.00 (3)	0.02	0.00 (3)
Net asset value, end of year	$16.68	$42.33	$30.14	$23.48	$28.36
Total return	-53.90%	61.60%	31.83%	-16.35%	55.14%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$3,488	$17,384	$5,037	$4,538	$6,415
Ratio of gross operating expenses
(prior to waivers) to average net assets	2.70%	2.07%	2.91%	2.57%	2.81%
Ratio of net operating expenses
(after waivers) to average net assets(4)	2.25%	1.93%	2.25%	2.25%	2.25%
Ratio of net investment loss
(prior to waivers) to average net assets	(2.62)%	(2.03)%	(2.67)%	(2.15)%	(2.39)%
Ratio of net investment loss
(after waivers) to average net assets(4)	(2.17)%	(1.89)%	(2.01)%	(1.83)%	(1.83)%
Portfolio turnover rate	45%	71%	89%	88%	81%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Amount is less than $0.01.
(4)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2023, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$45.90	$27.00	$19.26	$18.50	$11.32

Income (loss) from investment operations:
Net investment loss(1)	(0.61)	(0.65)	(0.35)	(0.29)	(0.29)
Net realized and unrealized gain (loss)
on investment transactions	(19.91)	21.69	8.09	1.05	7.47
Total from investment operations	(20.52)	21.04	7.74	0.76	7.18
Less distributions from net investment income	(0.18)	—	—	—	—
Less distributions from net realized gains	(0.73)	(2.24)	—	—	—
Paid in capital from redemption fees(2)	0.01	0.10	0.00 (3)	—	—
Net asset value, end of year	$24.48	$45.90	$27.00	$19.26	$18.50
Total return	-45.51%	82.06%	40.19%	4.11%	63.43%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$13,274	$30,536	$13,249	$9,840	$9,098
Ratio of gross operating expenses
(prior to waiver) to average net assets	1.80%	1.74%	2.90%	2.90%	3.50%
Ratio of net operating expenses
(after waiver) to average net assets(4)	1.80%	1.67%	2.00%	2.00%	2.40%
Ratio of net investment loss
(prior to waiver) to average net assets	(1.80)%	(1.66)%	(2.60)%	(2.52)%	(3.15)%
Ratio of net investment loss
(after waiver) to average net assets(4)	(1.80)%	(1.59)%	(1.70)%	(1.62)%	(2.05)%
Portfolio turnover rate	23%	32%	83%	73%	63%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2023, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data:
Net asset value, beginning of year	$41.51	$24.65	$17.62	$16.96	$10.40

Income (loss) from investment operations:
Net investment loss(1)	(0.64)	(0.69)	(0.38)	(0.32)	(0.30)
Net realized and unrealized gain (loss)
on investment transactions	(17.99)	19.66	7.41	0.96	6.86
Total from investment operations	(18.63)	18.97	7.03	0.64	6.56
Less distributions from net investment income	(0.07)	—	—	—	—
Less distributions from net realized gains	(0.73)	(2.24)	—	—	—
Paid in capital from redemption fees(2)	0.01	0.13	0.00 (3)	0.02	0.00 (3)
Net asset value, end of year	$22.09	$41.51	$24.65	$17.62	$16.96
Total return	-45.66%	81.58%	39.90%	3.89%	63.08%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$21,897	$81,297	$7,674	$4,254	$2,854
Ratio of gross operating expenses
(prior to waivers) to average net assets	2.11%	1.97%	3.25%	3.25%	3.84%
Ratio of net operating expenses
(after waivers) to average net assets(4)	2.01%	1.85%	2.30%	2.30%	2.64%
Ratio of net investment loss
(prior to waivers) to average net assets	(2.11)%	(1.86)%	(2.93)%	(2.87)%	(3.51)%
Ratio of net investment loss
(after waivers) to average net assets(4)	(2.01)%	(1.74)%	(1.98)%	(1.92)%	(2.31)%
Portfolio turnover rate	23%	32%	83%	73%	63%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the year.
(3)	Less than $0.01 per share.
(4)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2023, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout the year/period presented.

	Year Ended	Period Ended
	August 31, 2022	August 31, 2021(1)
Per Share Data:
Net asset value, beginning of year/period	$20.94	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.11)	(0.02)
Net realized and unrealized gain (loss)
on investment transactions	(11.53)	0.96
Total from investment operations	(11.64)	0.94
Less distributions from net investment income	(0.07)	—
Net asset value, end of year/period	$9.23	$20.94

Total returns:
Net Asset Value(3)	-55.75%	4.70	%(5)
Market Value(4)	-55.59%	4.55	%(5)

Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$3,416	$7,538
Ratio of operating expenses to average net assets	0.75%	0.75	%(6)
Ratio of net investment loss to average net assets	(0.75)%	(0.75	)%(6)
Portfolio turnover rate(7)	62%	3	%(5)
_______________

(1)	Commencement of investment operations on July 13, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year/period.
(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(5)	Not annualized
(6)	Annualized.
(7)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2022

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Discovery Fund (the “Discovery Fund”) and one “non-diversified” series, the Jacob Forward ETF (the “Forward ETF”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of each of the Small Cap Growth Fund, Discovery Fund and Forward ETF is long-term growth of capital.

The Investor Class and Institutional Class shares of the Internet Fund commenced operations on December 14, 1999 and December 31, 2021, respectively. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016.  Effective December 31, 2020, the name of the Jacob Micro Cap Growth Fund was changed to the Jacob Discovery Fund. The Discovery Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Discovery Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Forward ETF commenced operations on July 13, 2021.

The Internet Fund, Small Cap Growth Fund and Discovery Fund currently offer Investor Class and Institutional Class shares. The Forward ETF currently offers one class of shares.  Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Funds values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors, taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board of Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Prepackaged Software	$15,387,420	$—	$—	$15,387,420
Computer Peripheral Equipment	8,267,365	—	—	8,267,365
Business Services	7,836,058	—	—	7,836,058
Computer Programming, Data Processing, Etc.	4,827,084	—	—	4,827,084
State Commercial Banks	4,111,790	—	—	4,111,790
Computer Communications Equipment	3,966,876	—	—	3,966,876
Computer Programming Services	3,861,420	—	—	3,861,420
Patent Owners & Lessors	3,286,663	—	—	3,286,663
Calculating & Accounting Machines
(No Electronic Computers)	2,140,320	—	—	2,140,320
Miscellaneous Amusement & Recreation	1,975,380	—	—	1,975,380
Catalog & Mail-Order Houses	1,790,295	—	—	1,790,295
Nonstore Retailers	1,765,554	—	—	1,765,554
Communications Equipment	1,374,061	—	—	1,374,061
Electric Services	875,884	—	—	875,884
Personal Services	806,412	—	—	806,412
Semiconductors & Related Devices	581,850	—	—	581,850
Real Estate	132,138	—	—	132,138
Total Common Stocks	62,986,570	—	—	62,986,570
Total Investments in Securities	$62,986,570	$—	$—	$62,986,570

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$1,595,120	$—	$—	$1,595,120
Prepackaged Software	823,792	—	—	823,792
Biological Products (No Diagnostic Substances)	715,004	—	—	715,004
Industrial Organic Chemicals	596,538	—	—	596,538
Surgical & Medical Instruments & Apparatus	592,498	—	—	592,498
Computer Peripheral Equipment	581,098	—	—	581,098
State Commercial Banks	522,300	—	—	522,300
Computer Programming Services	484,121	—	—	484,121
Business Services	413,175	—	—	413,175
Patent Owners & Lessors	405,361	—	—	405,361
Medical Laboratories	326,212	—	—	326,212
Calculating & Accounting Machines
(No Electronic Computers)	275,624	—	—	275,624
Family Clothing Stores	243,993	—	—	243,993
Miscellaneous Amusement & Recreation	231,264	—	—	231,264
Nonstore Retailers	224,790	—	—	224,790
Eating Places	150,480	—	—	150,480
Catalog & Mail-Order Houses	121,184	—	—	121,184
Personal Services	98,000	—	—	98,000
Computer Programming, Data Processing, Etc.	89,040	—	—	89,040
Total Common Stocks	8,489,594	—	—	8,489,594
Short Term Investment
Money Market Fund	31,547	—	—	31,547
Total Investments in Securities	$8,521,141	$—	$—	$8,521,141

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

The following is a summary of the inputs used to value the Discovery Fund’s investments as of August 31, 2022:

	Level 1	Level 2		Level 3	Total
Common Stocks
Pharmaceutical Preparations	$5,965,267	$—		$—	$5,965,267
Computer Peripheral Equipment	4,144,693	—		—	4,144,693
Computer Communications Equipment	2,357,213	—		—	2,357,213
Surgical & Medical Instruments & Apparatus	2,299,103	—		—	2,299,103
Prepackaged Software	2,250,989	—		—	2,250,989
Help Supply Services	2,108,968	—		—	2,108,968
Miscellaneous Metal Ores	1,903,176	—		—	1,903,176
Business Services	1,873,325	—		—	1,873,325
Biological Products (No Diagnostic Substances)	1,717,364	—		—	1,717,364
Computer Processing & Data Preparation	1,223,474	—		—	1,223,474
Medical Laboratories	1,188,086	—		—	1,188,086
Calculating & Accounting Machines
(No Electronic Computers)	1,170,424	—		—	1,170,424
State Commercial Banks	916,400	—		—	916,400
Industrial Organic Chemicals	886,099	—		—	886,099
Communication Equipment	845,793	—		—	845,793
Functions Related to Depository Banking	621,070	—		—	621,070
Gold and Silver Ores	595,125	—		—	595,125
Electric Services	516,855	—		—	516,855
Metal Mining	486,975	—		—	486,975
Nonstore Retailers	390,144	—		—	390,144
Semiconductors and Related Devices	387,900	—		—	387,900
Mining & Quarrying of
Nonmetallic Minerals (No Fuels)	—	387,360		—	387,360
Advertising	251,591	—		—	251,591
Computer Programming, Data Processing, Etc.	159,000	—		—	159,000
Computer Programming Services	—	120,177	(a)	—	120,177
Games, Toys & Children’s Vehicles
(No Dolls & Bicycles)	96,038	—		—	96,038
Real Estate	81,534	—		—	81,534
Total Common Stocks	34,436,606	507,537		—	34,944,143
Preferred Stocks
Advertising Agencies	—	—		44,520	44,520
Short Term Investment
Money Market Fund	33,170	—		—	33,170
Total Investments in Securities	$34,469,776	$507,537		$44,520	$35,021,833

(a)	Certain non-U.S. dollar denominated securities use systematic fair value.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

The following is a reconciliation of Level 3 investments for the fiscal year from September 1, 2021 to August 31, 2022:

Preferred Stocks
Beginning Balance – September 1, 2021	$—
Acquisitions	18,017
Change in unrealized appreciation (depreciation)	26,503
Ending Balance – August 31, 2022	$44,520
Change in unrealized appreciation (deprecation)
on investments still held at August 31, 2022	$26,503

The Discovery Fund received preferred shares of SRAX, Inc. (the “Company”) as part of a corporate action spin off from the parent security, SRAX, Inc. – common stock on September 28, 2021. The corporate action noted that the preferred shares will hold approximately $6.5 million worth of Sequire client stock, the Company’s SasS data platform. During the year ended August 31, 2022, the Adviser determined the fair value of the preferred shares of SRAX, Inc. considering available information including the percentage of cost factor transferred to the preferred shares, underlying value of the positions, and disclosures made by the Company in its financial reporting. The preferred shares of SRAX, Inc. are non-transferable and non-tradable.

The following is a summary of the inputs used to value the Forward ETF’s investments as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Prepackaged Software	$616,591	$—	$—	$616,591
Pharmaceutical Preparations	438,651	—	—	438,651
Business Services	317,354	—	—	317,354
Biological Products (No Diagnostic Substances)	270,409	—	—	270,409
Industrial Organic Chemicals	269,464	—	—	269,464
Surgical & Medical Instruments & Apparatus	251,282	—	—	251,282
Computer Programming, Data Processing, Etc.	232,931	—	—	232,931
State Commercial Banks	193,721	—	—	193,721
Computer Programming Services	190,741	—	—	190,741
Patent Owners & Lessors	152,451	—	—	152,451
Medical Laboratories	143,092	—	—	143,092
Catalog & Mail-Order Houses	83,499	—	—	83,499
Nonstore Retailers	83,355	—	—	83,355
Computer Peripheral Equipment	83,209	—	—	83,209
Miscellaneous Amusement & Recreation	82,613	—	—	82,613
Total Common Stocks	3,409,363	—	—	3,409,363
Short Term Investment
Money Market Fund	6,676	—	—	6,676
Total Investments in Securities	$3,416,039	$—	$—	$3,416,039

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses, other than those which are class specific, are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2022. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2022. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2022, open federal tax years include the tax years ended August 31, 2019 through August 31, 2021.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

(j) COVID-19 Pandemic—The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2022, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

Institutional Class

	Period Ended
	August 31, 2022 (a)
	Shares	Amount
Sales	30,666	$223,077
Redemptions	(3,161)	(23,741)
Redemption fees	—	18
Net increase	27,505	$199,354

Shares Outstanding:
Beginning of period	—
End of period	27,505

(a)	Commencement of investment operations on December 31, 2021.

Investor Class

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount
Sales	1,746,515	$16,136,913	14,048,687	$152,314,100
Reinvestments	435,703	4,330,889	1,488,361	11,281,774
Redemptions	(5,136,645)	(43,913,209)	(9,164,639)	(94,471,649)
Redemption fees	—	28,228	—	344,107
Net increase (decrease)	(2,954,427)	$(23,417,179)	6,372,409	$69,468,332

Shares Outstanding:
Beginning of year	16,002,591		9,630,182
End of year	13,048,164		16,002,591
Total increase (decrease)
for the Fund		$(23,217,825)		$69,468,332

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount
Sales	5,538	$151,774	50,759	$2,297,866
Reinvestments	45,139	1,543,754	40,082	1,374,424
Redemptions	(51,871)	(1,550,043)	(212,661)	(8,156,837)
Redemption fees	—	1,254	—	16,757
Net increase (decrease)	(1,194)	$146,739	(121,820)	$(4,467,790)

Shares Outstanding:
Beginning of year	293,704		415,524
End of year	292,510		293,704

Investor Class
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount
Sales	25,282	$900,498	359,330	$16,139,271
Reinvestments	34,044	1,126,519	24,131	806,455
Redemptions	(260,874)	(9,772,940)	(139,909)	(5,827,929)
Redemption fees	—	895	—	14,588
Net increase (decrease)	(201,548)	$(7,745,028)	243,552	$11,132,385

Shares Outstanding:
Beginning of year	410,671		167,119
End of year	209,123		410,671
Total increase (decrease)
for the Fund		$(7,598,289)		$6,664,595

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Transactions in shares of the Discovery Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount
Sales	200,465	$7,037,153	634,097	$29,090,401
Reinvestments	13,389	560,864	34,419	1,093,502
Redemptions	(336,805)	(11,492,980)	(493,898)	(21,586,614)
Redemption fees	—	6,724	—	64,560
Other transaction	—	—	—	1,272
Net increase (decrease)	(122,951)	$(3,888,239)	174,618	$8,663,121

Shares Outstanding:
Beginning of year	665,264		490,646
End of year	542,313		665,264

Investor Class
	Year Ended		Year Ended
	August 31, 2022		August 31, 2021
	Shares	Amount	Shares	Amount
Sales	675,946	$23,656,407	3,453,116	$141,905,899
Reinvestments	37,569	1,423,115	22,974	661,186
Redemptions	(1,680,659)	(51,996,670)	(1,829,006)	(71,468,351)
Redemption fees	—	17,136	—	141,832
Other transaction	—	—	—	2,298
Net increase (decrease)	(967,144)	$(26,900,012)	1,647,084	$71,242,864

Shares Outstanding:
Beginning of year	1,958,451		311,367
End of year	991,307		1,958,451
Total increase (decrease)
for the Fund		$(30,788,251)		$79,905,985

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Transactions in shares of the Forward ETF were as follows:

	Year Ended		Period Ended
	August 31, 2022		August 31, 2021(b)
	Shares	Amount	Shares	Amount
Sales	70,000	$1,203,095	360,000	$7,063,390
Redemptions	(60,000)	(997,390)	—	—
Transaction fees	—	43	—	2,082
Net increase	10,000	$205,748	360,000	$7,065,472

Shares Outstanding:
Beginning of year/period	360,000		—
End of year/period	370,000		360,000

(b)	Commencement of investment operations on July 13, 2021.

A 2% redemption fee is assessed on any shares of the Internet, Small Cap Growth and Discovery Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

Shares of the Forward ETF are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from its NAV. The Forward ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Forward ETF offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Forward ETF charges $250 for the standard fixed transaction fee, payable to the Custodian. The fixed transaction fee may be waived on transaction orders if the Forward ETF’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% in the Forward ETF as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Forward ETF for the transaction costs associated with the cash transactions fees. Variable fees received by the Forward ETF, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at August 31, 2022:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund Institutional Class	1
Internet Fund Investor Class	2
Small Cap Growth Fund Institutional Class	3
Small Cap Growth Fund Investor Class	3
Discovery Fund Institutional Class	3
Discovery Fund Investor Class	4
Forward ETF	1

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2022, purchases and sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$47,759,982	$77,631,667
Small Cap Growth Fund	6,893,165	17,500,317
Discovery Fund	16,194,037	49,599,705
Forward ETF	3,271,972	3,313,583

During the year ended August 31, 2022, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
Forward ETF	$1,163,531	$979,186

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2022.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

NOTE 5—TAX INFORMATION

At August 31, 2022, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Cost of Investments	$70,915,405	$9,961,224	$51,740,136	$6,259,108
Gross unrealized appreciation	14,736,519	2,271,613	7,436,251	166,789
Gross unrealized depreciation	(22,665,354)	(3,711,696)	(24,154,554)	(3,009,858)
Net unrealized depreciation	$(7,928,835)	$(1,440,083)	$(16,718,303)	$(2,843,069)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Total distributable earnings	$—	$—	$—	$—
Other accumulated losses	$(1,978,653)	$(1,093,572)	$(12,898,018)	$(1,076,785)
Total accumulated losses	$(9,907,488)	$(2,533,655)	$(29,616,321)	$(3,919,854)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFICs”). At August 31, 2022, the Discovery Fund had $6,093,182 in short-term capital loss carryovers and $5,433,661 in long-term capital loss carryovers which are non-expiring, and the Forward ETF had $981,543 in short-term capital loss carryovers and $31,771 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

As of the fiscal year end August 31, 2022, the Small Cap Growth Fund deferred, on a tax basis, post-October losses of $892,602.

For the fiscal year ended August 31, 2022, the following funds deferred late year losses in the following amounts:

Internet	Small Cap	Discovery	Forward
Fund	Growth Fund	Fund	ETF
$1,978,653	$200,970	$1,371,175	$63,471

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended August 31, 2022, and August 31, 2021, were as follows:

	Year Ended August 31, 2022				Year Ended August 31, 2021
	Ordinary	Long-Term	Distribution	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	in Excess	Distributions	Income	Capital Gains	Distributions
Internet Fund	$—	$4,453,876	$—	$4,453,876	$—	$11,729,504	$11,729,504
Small Cap
Growth Fund	—	2,272,219	478,746	2,750,965	1,116,015	1,139,453	2,255,468
Discovery Fund	721,115	1,440,476	27	2,161,618	349,378	1,433,955	1,783,333
Forward ETF	26,831	—	33	26,864	—	—	—

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Reclassification Adjustments:  Capital stock and distributable earnings (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses, equalization, REIT reclassifications, in-kind gain (loss) for the Forward ETF, and short-term gains treated as ordinary income for tax purposes. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2022, reclassifications were recorded as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Distributable Earnings	$2,672,555	$579,046	$1,143,750	$(64,829)
Capital Stock	(2,672,555)	(579,046)	(1,143,750)	64,829

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation compensates the Adviser for its management services based on an annual rate of 0.80% of the Small Cap Growth Fund’s average daily net assets up to $250 million and 0.70% of annual average daily net assets over $250 million and 0.75% of the Forward ETF’s average daily net assets. The adviser fee of the Forward ETF is a unitary fee, whereby the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) payments under the Fund’s Rule 12b-1 plan, (ii) brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, (iii) acquired fund fees and expenses, (iv) taxes (including accrued deferred tax liability), (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Corporation or a Fund may be a party and indemnification of the Directors and officers with respect thereto), and (vii) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

Effective June 1, 2021, the Corporation compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 0.90% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.80% of annual average daily net assets over $250 million. Prior to June 1, 2021, the Corporation compensated the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 1.00% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.90% of annual average daily net assets over $250 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through at least January 5, 2023. The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2022, the Adviser did not waive any fees with respect to the Internet Fund.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Small Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through at least January 5, 2023.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2022, fees of $65,582 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Discovery Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through December 28, 2016.  Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’s average daily net assets through at least January 5, 2023.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2022, the Adviser did not waive any fees with respect to the Discovery Fund.  The amounts below are eligible for recoupment by the Adviser, however, the Adviser has not begun recouping as of August 31, 2022.

Following is a schedule of when fees may be recouped:

Internet	Small Cap	Discovery
Fund	Growth Fund	Fund	Expiration
$—	$90,687	$130,104	August 31, 2023
—	17,434	24,199	August 31, 2024
—	65,582	—	August 31, 2025
$—	$173,703	$154,303

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and an indirect wholly owned subsidiary of U.S. Bancorp, serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 5, 2023, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $281,418 in expenses pursuant to the Internet Fund Plan for the fiscal year ended August 31, 2022.

The Corporation, on behalf of the Small Cap Growth Fund and Discovery Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Discovery Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds on an annual basis.  Effective September 1, 2016 through at least January 5, 2023, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $16,574 and the Discovery Fund incurred $124,174 in expenses pursuant to the Plan for the fiscal year ended August 31, 2022.

NOTE 8—INDUSTRY CONCENTRATION RISK

Internet and Internet-Related Industries Risk: The Internet Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.

Science and Technology Risk:  The Funds’ investments in science and technology companies expose the Small Cap Growth Fund and Discovery Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2022

shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 9—SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events after August 31, 2022 and determined that there were no subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Jacob Funds, Inc.
and the Shareholders of Jacob Internet Fund, Jacob Small Cap Growth Fund, Jacob Discovery Fund, and Jacob Forward ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Jacob Internet Fund, Jacob Small Cap Growth Fund, Jacob Discovery Fund and Jacob Forward ETF, each a series of shares of beneficial interest in Jacob Funds, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Statements Presented
Jacob Internet Fund
The statements of changes in net assets for each of the years in the two-year period ended August 31, 2022 and the financial highlights for the period December 31, 2021 (commencement of operations) to August, 31, 2022 for the Institutional Class and for each of the years in the five-year period ended August 31, 2022 for the Investor Class

Jacob Small Cap Growth Fund
The statements of changes in net assets for each of the years in the two-year period ended August 31, 2022 and the financial highlights for each of the years in the five-year period ended August 31, 2022

Jacob Discovery Fund
The statements of changes in net assets for each of the years in the two-year period ended August 31, 2022 and the financial highlights for each of the years in the five-year period ended August 31, 2022

Jacob Forward ETF	The statements of changes in net assets and the financial highlights for the period from July 13, 2021 (commencement of operations) to August 31, 2021 and for the year ended August, 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Jacob Funds, Inc. since 2010.

Philadelphia, Pennsylvania
October 27, 2022

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2022 for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2022–8/31/2022) for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

ACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 627.80	$ 8.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.17	$10.11
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.99% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Internet Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 627.80	$ 8.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.02	$10.26
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.02% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 652.00	$8.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 650.50	$ 9.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.86	$11.42
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.25% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Discovery Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 723.80	$7.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.80% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Discovery Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 722.80	$ 8.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.07	$10.21
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.01% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Forward ETF

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/22	Value 8/31/22	3/1/22 – 8/31/22*
Actual*	$1,000.00	$ 644.20	$3.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82
_______________
*	Actual expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

A special meeting of shareholders (the “Special Meeting”) of the Jacob Forward ETF (the “Fund”), a series of Jacob Funds Inc. (the “Corporation”), was held on June 13, 2022. At the Special Meeting, shareholders voted on a proposal to approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the SEC on May 10, 2022.

At the Special Meeting held on June 13, 2022, the change of the Fund’s classification and the elimination of the Fund’s related fundamental investment restriction were approved by shareholders of the Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
182,707	1,535	710	N/A

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Form N-PORT is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Discovery Fund	10.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2022 is as follows:

Discovery Fund	10.05%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Small Cap Growth Fund	100.00%
Discovery Fund	65.06%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Service Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2022:

Internet Fund	$4,928,856
Small Cap Growth Fund	$2,272,219
Discovery Fund	$1,440,476

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

	Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director
Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
c/o Jacob Asset Management		1999	Industries, Inc., since 2012;
727 2nd St. #106			Accounting and Financial
Hermosa Beach, CA 90254			Consultant, 2010-2012.
Age: 53

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
c/o Jacob Asset Management		1999	Property Management, since
727 2nd St. #106			2008.
Hermosa Beach, CA 90254
Age: 53

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
c/o Jacob Asset Management		1999	Conservation Corps, since
727 2nd St. #106			September 2011.
Hermosa Beach, CA 90254
Age: 51

Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
c/o Jacob Asset Management	President,	1999	Officer of the Adviser since 1999.
727 2nd St. #106	Chairman of
Hermosa Beach, CA 90254	the Board
Age: 53	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years
Officers:

Alenoush Terzian	Vice	Since	Director of Operations for the Adviser since May 2021;
c/o Jacob Asset Management	President,	2021	Vice President, U.S. Bank Global Fund Services,
727 2nd St. #106	Secretary and		December 2010 – May 2021.
Hermosa Beach, CA 90254	Treasurer
Age: 39

Shane Morris	Chief	Since	Operations Manager for the Adviser since July 2008.
c/o Jacob Asset Management	Compliance	2008
727 2nd St. #106	Officer and
Hermosa Beach, CA 90254	Anti-Money
Age: 45	Laundering
Compliance
Officer
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

Annual Report
August 31, 2022

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB DISCOVERY FUND
JACOB FORWARD ETF

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund , the Jacob Discovery Fund and the Jacob Forward ETF and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. William B. Fell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2022	FYE 8/31/2021
( a ) Audit Fees	$52,000	$48,600
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$10,000	$10,000
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2022	FYE 8/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2022	FYE 8/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: William B. Fell, Christopher V. Hajinian and Jeffrey I. Schwarzschild.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)      /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date   11/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date   11/2/2022

By (Signature and Title)      /s/ Alenoush Terzian
Alenoush Terzian, Treasurer/Principal Financial Officer

Date   11/2/2022